UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 16, 2016

Cleantech Solutions International, Inc.

(Exact name of registrant as specified in Charter)

Nevada	001-34591	90-0648920
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No. 9 Yanyu Middle Road

Qianzhou Village, Huishan District, Wuxi City

Jiangsu Province, People’s Republic of China

(Address of Principal Executive Offices)

(86) 51083397559

(Registrant’s Telephone number)

Copies to:

Asher S. Levitsky PC

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, New York 10105-0302

Phone: (646) 895-7152

Fax: (646) 895-7238

E-mail: alevitsky@egsllp.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 18, 2016, the Company received a staff deficiency notice from The Nasdaq Stock Market informing the Company that its common stock, par value $0.001 per share, failed to comply with the $1.00 minimum bid price required for continued listing on The Nasdaq Global Market under Nasdaq Listing Rule 5550(a)(2). Nasdaq’s letter advised the Company that, based upon the closing bid price during the period from October 7, 2016 to November 17, 2016, the Company no longer meets this test.

Nasdaq’s letter stated that to regain compliance, the closing bid price for the Company’s common stock must be at least $1.00 for a minimum of 10 consecutive business days within the 180-day compliance period ending on May 17, 2017.

The Company is considering options, which may include a reverse split, in order to be in compliance with the Nasdaq requirements for the continued listing of its common stock on the Nasdaq Stock Market.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 16, 2016, the Company held its 2016 annual meeting of stockholders. The matters voted upon were the election of directors, a non-binding advisory vote on the Company’s 2015 executive compensation, a non-binding advisory vote recommending the frequency of advisory votes on executive compensation and the approval of the Company’s 2016 Long-Term Incentive Plan.

Each of the nominees for director recommended by the nominating committee and approved by the board of directors was elected. The results of the voting for the members of the board of directors were as follows:

Name	Votes For	Votes Withheld
Jianhua Wu	1,908,385	57,657
Furen Chen	1,902,930	63,112
Xi Lui	1,902,926	63,116
Chengqing Tang	1,908,381	57,661
Baowen Wang	1,908,385	57,657

The proposal to approve, by a non-binding vote, executive compensation for 2015 was approved by a vote of 1,911,934 shares in favor, 53,927 shares against and 181 shares abstaining.

The non-binding votes on the frequency of votes on executive compensation was approved for three years. The vote for the frequency was as follows:

Frequency	Votes
One year	152,708
Two Years	5,502
Three Years	1,802,684
Abstain	5,148

Based on the stockholder vote, the Company will request a non-binding advisory vote on executive compensation every three years.

The 2016 Long-Term Incentive Plan was approved by a vote of 1,922,260 shares in favor, 43,750 shares against and 32 shares abstaining.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2016	By:	/s/ Jianhua Wu
	Name:	Jianhua Wu
	Title:	Chief Executive Officer

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